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                                                                   EXHIBIT 10.25

TALX CORPORATION                600784-1100689

                              LINE OF CREDIT NOTE

                                                             St. Louis, Missouri
$5,000,000.00 and interest                                         April 1, 1999

     On Demand, and if no demand be made, then on the 1st day of April, 2000, the undersigned promise(s) to pay to the order of SOUTHWEST BANK OF ST. LOUIS, St. Louis, Missouri, 63110-3498 (herein called "Bank") at its office in said City or to such other place as the holder hereof shall from time to time designate, the principal sum of FIVE MILLION AND 00/100 Dollars, or the then outstanding and unpaid principal balance of the sums advanced hereunder together with accrued interest. Interest shall be due and payable on the outstanding balance due or advanced hereunder at a per annum rate equal to the LIBOR INDEX RATE plus the MARGIN. In the event and during such time as the BANK shall determine that a CHANGE IN CIRCUMSTANCE has occurred, the interest rate on the borrowings evidenced by this Note shall adjust automatically without notice to a per annum rate equal to the BANK's PRIME RATE. Notwithstanding the foregoing, after the maturity hereof, whether by acceleration, demand, default or otherwise interest shall accrue at a rate per annum, payable on demand, equal to the BANK's PRIME RATE plus five percentage points (5%) until paid in full. CHANGE IN CIRCUMSTANCE shall mean any one or more of the following: (a) The Wall Street Journal (Midwest Edition) shall cease publishing a "London Interbank Offered Rate (LIBOR)" for a three month deposit period; (b) Any governmental authority, central bank or comparable agency shall make it unlawful or impossible for the BANK to make or offer loans based upon the LIBOR INDEX RATE; or (c) The BANK shall determine any applicable law, rule, regulation, interpretation or directive applicable to the BANK has or would have the effect of reducing the rate of return to the BANK on the loan evidenced by this Note to a level below that which the BANK would have achieved but for the loan utilizing the LIBOR INDEX RATE. LIBOR INDEX RATE shall mean for any calendar quarter the rate of interest (rounded upwards, if necessary, to the next higher 1/100 of 1%) published in the issue of The Wall Street Journal (Midwest Edition) on the last business day of the previous calendar quarter as the "London Interbank Offered Rate (LIBOR)" for dollar deposits of a three month period. Such rate shall be adjusted quarterly on the first business day of the quarter by reference to the "London Interbank Offered Rate (LIBOR)" for dollar deposits of a three month period published on the last business day of the previous calendar quarter in The Wall Street Journal (Midwest Edition). MARGIN shall mean 225 basis points. Interest shall be due and payable monthly, and shall be calculated on the actual number of days on the basis of a year of 360 days. This note shall bear interest after maturity at the rate of five percent (5%) over the stated rate.

     Until the occurrence of any event of default herein described or any default or any event which with the passage of time or giving of notice, or both, would constitute a default under any agreements listed below, or the maturity of this note, whether by acceleration or otherwise, the undersigned may borrow and repay and re-borrow such amounts, hereunder, except that each advance or repayment will be in a minimum amount of ONE THOUSAND AND 00/100 Dollars or any multiples thereof, but not exceeding the maximum amount set forth above. Unless otherwise instructed by the undersigned, all advances under this note will be credited to checking account No. 12696 carried on the books of Bank in the name of TALX Corporation and the undersigned agrees that Bank may make advances at its discretion, upon oral instructions of any of the undersigned or upon occurrence of an overdraft in said checking account. If any payment of principal or interest under this Note is not paid within thirty
(30) days after the payment is due, then the Undersigned shall pay to Bank a late charge of ten percent (10%) of such payment, but in any event not less than Ten Dollars ($10.00).

     Upon the occurrence of any of the following events of default: failure of the undersigned to make any payments required hereunder or comply with any of the provisions contained in this note or any other obligations of the under-signed to Bank or to any other party, and the continuation of such default following applicable notice and cure rights, if any, or if any instrument, document, agreement or guaranty delivered in connection with any of the indebtedness evidenced by this note or otherwise owed to Bank, shall not be, or shall cease to be, enforceable in accordance with its terms or be contested by any obligor thereunder, or death, dissolution, termination of existence, insolvency, failure to pay debts as they mature, appointment of a receiver of any part of the property of, an assignment for the benefit of creditors, or the commencement of any proceedings under bankruptcy or insolvency laws, by or against any of the undersigned, then or at any time thereafter, this note and all other obligations of each of the undersigned to the Bank shall, at the option of Bank, become due and payable without notice or demand and no further advances will thereafter be made by Bank under the terms of this note. Further-more, Bank reserves the right to offset without notice all funds or other property held by Bank against matured debts owing to Bank by undersigned. The undersigned will pay on demand all costs of collection, legal expenses and attorney's fees incurred or paid in collecting or enforcing this note including representation in any bankruptcy or insolvency proceedings and whether or not any lawsuit is ever filed with respect thereto. Each of the undersigned hereby waives presentment, protest, demand, notice of dishonor or default and consents to any and all renewals, extensions, and/or other release of



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any collateral or party directly or indirectly liable for the payment hereof, all without notice to and without affecting the liability of any of the undersigned. As used herein "undersigned" shall mean each maker and each endorser, and each jointly and severally, agrees to all the provisions hereof. This note shall be governed by the laws of the State of Missouri without regard to conflict of law principles and shall bind the undersigned and shall inure to the benefit of the Bank and any holder hereof.

     In addition to all other rights and security of Bank, security for this note and all other indebtedness owing to Bank:

Security Agreements dated 4/17/98 covering Accounts Receivable and Inventory.

All payments hereunder shall be made in immediately available funds by 1:00 p.m. St. Louis, Missouri time on the day when due. If any payment of principle or interest on this note, shall become due on a Saturday, Sunday or any day on which the Bank is legally closed to business, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

     The rights and remedies of the Bank under this note are cumulative and are not in lieu of, but are in addition to any other rights or remedies which the Bank shall have under any other instrument, or at law or in equity.

     THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN THE CITY OF ST. LOUIS OR ST. LOUIS COUNTY, MISSOURI OR FEDERAL COURT IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION. THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. THE UNDERSIGNED FURTHER AGREES NOT TO ASSERT AGAINST THE BANK (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY THE BANK) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THIS NOTE, THE BANK'S CONDUCT OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTIONS.

     THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH THE BANK ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE, THE OBLIGATIONS OF THE UNDERSIGNED HEREUNDER OR THE BANK'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of this note. ORAL AGREEMENTS OR COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     Signature(s) below constitutes execution of this note and acknowledgment receipt of a copy of note.

                                        TALX CORPORATION


                                        By: /s/ William W. Canfield
                                            --------------------------------
                                            WILLIAM W. Canfield, President



                                        Address: 1850 Borman Ct.
                                                 St. Louis , MO 63146-4126